Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

BLOX   | Nicholas Crypto Income ETF

(the “Fund”)

listed on NYSE Arca, Inc.

June 22, 2026

Supplement to the Summary Prospectus and Prospectus,

dated February 27, 2026

Effective immediately, the following additional paragraph is added to the section titled “Principal Investment Risks” in the Summary Prospectus and to the section titled “Principal Risks of Investing in the Fund” in the Prospectus, as follows:

Affiliated Underlying Fund Risk. Nicholas Wealth acts as investment sub-adviser to one or more Underlying Funds in which the Fund may invest directly (“Affiliated Underlying Funds”) and receives sub-advisory fees and profits generated by such Affiliated Underlying Funds. It is possible that a conflict of interest among the Fund and the Affiliated Underlying Funds could affect how Nicholas Wealth fulfills its fiduciary duties to the Fund and to the Affiliated Underlying Funds. Nicholas Wealth may have a conflict of interest in allocating Fund assets among Affiliated Underlying Funds and non-affiliated Underlying Funds. In addition, Nicholas Wealth may have an incentive to consider the effect on an Affiliated Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated Underlying Fund. Although Nicholas Wealth takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

Effective immediately, the second paragraph in the section of the Prospectus titled “Management – Investment Adviser” is deleted and replaced in its entirety as follows:

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities and financial instruments for the Fund and the Subsidiary, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.99% of the Fund’s average daily net assets. Only with respect to that portion of Fund’s average daily net assets invested in Affiliated Underlying Funds (if any): (i) during any period while the Fund’s average daily net assets are less than or equal to $500 million, the unitary management fee paid to the Adviser as applicable to assets in Affiliated Underlying Funds will be reduced by 0.07% (7 basis points); and (ii) during any period while the Fund’s average daily net assets exceed $500 million, the unitary management fee paid to the Adviser as applicable to assets in Affiliated Underlying Funds will be reduced by 0.06% (6 basis points ).

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Effective immediately, the second paragraph in the section of the Prospectus titled “Management – Investment Sub-Adviser” is deleted and replaced in its entirety as follows:

Nicholas Wealth is jointly responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, Nicholas Wealth is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.05% of the Fund’s average daily net assets. Such fee paid by the Adviser to Nicholas Wealth is waived in its entirety only with respect to that portion of the Fund’s average daily net assets invested in Affiliated Underlying Funds (if any).

Please retain this Supplement for future reference.

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